EXHIBIT 21.1


                                                                 Jurisdiction of
Subsidiary                                                       Incorporation
----------                                                       ---------------
BG/RDI ACQUISITION CORP.                                         Delaware
BIG CEDAR JV INTERIORS, LLC                                      Delaware
BLUEGREEN ASSET MANAGEMENT CORPORATION                           Delaware
BLUEGREEN BAHAMAS LTD.                                           Bahamas
BLUEGREEN/BIG CEDAR VACATIONS, LLC.                              Delaware
BLUEGREEN CAROLINA LANDS, LLC.                                   Delaware
BLUEGREEN COMMUNITIES OF GEORGIA, LLC                            Georgia
BLUEGREEN COMMUNITIES OF GEORGIA REALTY, INC.                    Georgia
BLUEGREEN CORPORATION                                            Massachusetts
BLUEGREEN CORPORATION OF CANADA                                  Delaware
BLUEGREEN CORPORATION OF TENNESSEE                               Delaware
BLUEGREEN CORPORATION OF THE ROCKIES                             Delaware
BLUEGREEN GOLF CLUBS, INC.                                       Delaware
BLUEGREEN HOLDING CORPORATION (TEXAS)                            Delaware
BLUEGREEN INTERIORS, LLC.                                        Delaware
BLUEGREEN LAND AND REALTY, INC.                                  Colorado
BLUEGREEN PROPERTIES N.V.                                        Aruba
BLUEGREEN PROPERTIES OF VIRGINIA, INC.                           Delaware
BLUEGREEN PURCHASING & DESIGN, INC.                              Florida
BLUEGREEN RECEIVABLES FINANCE CORPORATION I                      Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION II                     Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION III                    Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION IV                     Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION V                      Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION VI                     Delaware
BLUEGREEN RESORTS INTERNATIONAL, INC.                            Delaware
BLUEGREEN RESORTS MANAGEMENT, INC.                               Delaware
BLUEGREEN SOUTHWEST LAND, INC.                                   Delaware
BLUEGREEN SOUTHWEST ONE, L.P.                                    Delaware
BLUEGREEN WEST CORPORATION                                       Delaware
BRICKSHIRE REALTY, INC.                                          Virginia
BRFC III DEED CORPORATION                                        Delaware
BXG REALTY, INC.                                                 Delaware
BXG REALTY TENN, INC.                                            Tennessee
CAROLINA NATIONAL GOLF CLUB, INC.                                North Carolina
CATAWBA FALLS, LLC                                               North Carolina
ENCORE REWARDS, INC.                                             Delaware
GREAT VACATION DESTINATIONS, INC.  f/k/a LEISURE PLAN, INC.      Florida
JORDAN LAKE PRESERVE CORPORATION                                 North Carolina
LAKE RIDGE REALTY, INC.                                          Texas
LEISURE CAPITAL CORP.                                            Vermont
LEISURE COMMUNICATION NETWORK, INC.                              Delaware
LEISUREPATH, INC.                                                Florida
MANAGED ASSETS CORPORATION                                       Delaware
MYSTIC SHORES REALITY, INC. f/k/a SOUTH TEXAS REALTY, INC.       Texas
NEW ENGLAND ADVERTISING CORP.                                    Vermont
PATTEN RECEIVABLES FINANCE CORPORATION X                         Delaware
PRESERVE AT JORDAN LAKE REALTY, INC.                             North Carolina
PROPERTIES OF THE SOUTHWEST ONE, INC.                            Delaware
SOUTH FLORIDA AVIATION, INC.                                     Florida
travelheads, inc.                                                Florida
WINDING RIVER REALTY, INC.                                       North Carolina
BLUEGREEN VACATIONS UNLIMITED, INC. f/k/a RDI RESOURCES, INC.    Florida
BLUE RIDGE PUBLIC SERVICE COMPANY                                Virginia
RESORT TITLE AGENCY, INC.                                        Florida
VACATION TRUST, INC.                                             Florida